Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Bruce D. Broussard, principal executive officer of Humana Inc., certify that:

1.	I have reviewed this annual report on Form 10-K/A of Humana Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 12, 2013

Signature:	/s/ BRUCE D. BROUSSARD
Bruce D. Broussard Principal Executive Officer